EXHIBIT 24

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Andrew N. Heine
                                        -----------------------
                                        Andrew N. Heine

December 15, 1998

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Norman I. Botwinik
                                        -----------------------
                                        Norman I. Botwinik

December 15, 1998

                              POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Aaron I. Fleischman
                                        -----------------------
                                        Aaron I. Fleischman

December 15, 1998

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ James C. Goodale
                                        -----------------------
                                        James C. Goodale

December 15, 1998

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ John L. Schroeder
                                        -----------------------
                                        John L. Schroeder

December 15, 1998

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Edwin Tornberg
                                        -----------------------
                                        Edwin Tornberg

December 15, 1998

                              POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Robert A. Stanger
                                        -----------------------
                                        Robert A. Stanger

December 15, 1998

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Stanley Harfenist
                                        -----------------------
                                        Stanley Harfenist

December 15, 1998

                              POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY


     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for her in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or her substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Claire Tow
                                        -----------------------
                                        Claire Tow

December 15, 1998

                               POWER OF ATTORNEY
                           CITIZENS UTILITIES COMPANY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of CITIZENS UTILITIES COMPANY constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, to act for him in any and all capacities to sign on Form S-8 registering securities to be offered pursuant to the following employee benefit plan of CITIZENS UTILITIES COMPANY:

            Citizens Utilities Company Employee Stock Purchase Plan (1992)

and any and all amendments and supplements to such Form, including any amendments or supplements filing reoffer prospectuses for said Forms S-8, and to file the same with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                        /s/ Leonard Tow
                                      -----------------------
                                      Leonard Tow

December 15, 1998